EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Rory Read, certify to my knowledge pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Vonage Holdings Corp. on Form 10-K for the annual period ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Vonage Holdings Corp.

Date:	February 19, 2021	/s/ Rory Read
Rory Read
Chief Executive Officer
I, Tim Shaughnessy, certify to my knowledge pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Vonage Holdings Corp. on Form 10-K for the annual period ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Vonage Holdings Corp.

Date:	February 19, 2021	/s/ Tim Shaughnessy
Tim Shaughnessy Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

I, Stephen Lasher, certify to my knowledge pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Vonage Holdings Corp. on Form 10-K for the annual period ended December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Vonage Holdings Corp.

Date:	February 19, 2021	/s/ Stephen Lasher
Stephen Lasher Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)